Exhibit 10.1

FIFTH AMENDMENT TO OFFICE LEASE

This Fifth Amendment to Office Lease (this “Amendment”) dated April 18, 2011, effective on the Fifth Amendment Commencement Date defined herein, is entered into by and between WTCC AUSTIN INVESTORS V, L.P., (“Landlord”), a Delaware limited partnership, and NETSPEND CORPORATION (“Tenant”), a Delaware corporation, with reference to the following:

WHEREAS, pursuant to that certain Lease Agreement dated August 11, 2003, by and between Crescent Real Estate Funding VIII, L.P., Landlord’s predecessor-in-interest, and Tenant (the “Original Lease”), as amended by that certain First Amendment to Office Lease dated August 2, 2005 (the “First Amendment”), as further amended by that certain Second Amendment to Office Lease dated September 6, 2006 (the “Second Amendment”), as further amended by that certain Third Amendment to Office Lease dated August 1,2007 (the “Third Amendment”), as further amended by that one certain Fourth Amendment to Office Lease dated March 13, 2009 (the “Fourth Amendment”) as thereafter supplemented by that one certain Letter agreement dated January 28, 2010 (the “Supplemental Letter Agreement”), Landlord has leased to Tenant approximately 53,670 Rental Square Feet of space designated as Suite Nos. 1010, 1015, 1040,1200, 1300, and 1350 (the “Premises”) in the building known as Austin Centre located at 701 Brazos, Austin, Travis County, Texas (the “Building”).  The Original Lease and the Amendments thereto, including the Supplemental Letter Agreement, are collectively referred to herein as the “Lease”.

WHEREAS, Landlord and Tenant now desire to further amend the Lease to extend the term and make other revisions to their respective rights, duties and obligations as set forth below.

NOW, THEREFORE, for and in consideration of the mutual terms, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amended the Lease as follows:

1.                                      Article 1 “Basic Lease Information” is amended to read as follows:

Article 1.                                                Basic Lease Information.  The key business terms used in this Lease are defined as follows:

A.                                    “Building”:  The building commonly known as Austin Centre and located at 701 Brazos Street, Austin, Texas 78701; except that portion of the building located on the Property now known and operated as the Omni Austin Hotel of Austin Centre (the “Hotel”).

B.                                    “Rentable Square Footage of the Building” is agreed and stipulated to be 360,058 square feet (the “Building RSF”).

C.                                    “Premises”:  The area shown on Exhibit A — Fifth Amendment attached hereto.  The Premises are located on the 10th, 12th and 13th floor, Suite 1000 (formerly known as Suites

1010, 1015 and 1040), is located on the 10th floor and contains 8,322 rentable square feet (“RSF”).  Suite 1200 is located on the 12th floor and contains the entire 12th floor of 22,674 rentable square feet (“RSF”).  Suite 1300 is located on the 13th floor and contains the entire 13th floor of 22,674 rentable square feet (“RSF”).  Landlord and Tenant stipulate that the total “Rentable Square Footage of the Premises” is 53,670 square feet.  Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured.

D.                                    “Base Rent”:

Lease Months	Rent

12/01/2011 – 05/31/2012	Base rent and Tenant’s pro rata share of Operating Expenses are abated.

06/01/2012 – 05/31/2013	$69,323.75 per month (based on a rental rate of $15.50 RSF per year)

06/01/2013 – 05/31/2014	$73,796.25 per month (based on a rental rate of $16.50 per RSF per year)

06/01/2014 – 05/31/2015	$78,268.75 per month (based on a rental rate of $17.50 per RSF per year)

06/01/2015 – 05/31/2016	$82,741.25 per month (based on a rental rate of $18.50 per RSF per year)

06/01/2016 – 05/31/2017	$87,213.75 per month (based on a rental rate of $19.50 per RSF per year)

E.                                    “Tenant’s Pro Rata Share”:  14.9059%

F.                                     “Term”:   Sixty-Six (66) months starting on the Commencement Date and terminating on May 31, 2017 (the “Expiration Date”).

G.                                   “Commencement Date”:  December 1, 2011 (sometimes also referred to as the “Amended Commencement Date” or “Fifth Amended Commencement Date”).

H.                                   “Security Deposit”:  $86,662.14.  Tenant currently has a security deposit in the amount of $86,662.14 (the “Existing Security Deposit”) being held by Landlord as security for the Lease.  Unless the existing security deposit is applied toward a default in the Original Lease, prior to the Commencement Date of this Amendment, upon the Amended Commencement Date the existing security deposit held by Landlord, the sum of $86,662.14, shall be transferred on Landlord’s book as part of the $86,662.14 security deposit.  If the existing security deposit is applied toward a default prior to the Amended Commencement Date of this Fifth Amendment, upon written demand from the Landlord, the Tenant shall deposit with the Landlord an amount equal to the amount applied toward the default, and restore the existing security deposit to its original amount $86,662.14.

I.                                        “Guarantor”:  NetSpend Holdings, Inc.

J.                                      “Business Day(s)”:  Monday through Friday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving and Christmas Days (“Holidays”).  Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

K.                                   “Law(s)”:  All applicable statues, codes, ordinances, orders, rules and regulations of any municipal or governmental entity, now or hereafter adopted, including the Americans with Disabilities Act and any other law pertaining to disabilities and architectural barriers (collectively “ADA”), and all laws pertaining to the environment, including the Comprehensive Environmental Responses, Compensation and Liability Act, as amended, 42 U.S.C. §9601 et seq. (“CERCLA”), and all restrictive covenants existing of record and all rules and requirements of any existing association or improvement district affecting the Property.

L.                                    “Normal Business Hours”:  7:00 a.m. to 6:00 p.m. on Business Days and 8:00 a.m. to 2:00 p.m. on Saturdays, exclusive of Holidays.

M.                                 “Notice Addresses”:

Tenant:  On or after the Commencement date, notices shall be sent to Tenant at the Premises and to the Landlord at the following addresses.  Prior to the Commencement Date, notices shall be sent to the Landlord and the Tenant at the following address:

Tenant’s Address:

NetSpend Corporation

701 Brazos Street, Suite 1300

Austin, Texas  78701

Attn:  CEO

Telephone:

Facsimile:

With a copy to:

NetSpend Corporation

701 Brazos Street, Suite 1300

Austin, Texas  78701

Attn:  General Counsel

Telephone:

Facsimile:

Landlord’s Address:

WTCC AUSTIN INVESTORS V, L.P

c/o  T. Stacy & Associates, Inc.

823 Congress Avenue, Suite 1111

Austin, Texas 78701

Attn:  Tom Stacy

With a copy to:

Walton Street Capital

900 North Michigan, Suite 1900

Chicago, Illinois  60611

Attn:  Luke G. Massar

N.                                    The list of “Other Defined Terms” is deleted, but the definition and term reference in the list, and otherwise contained in the Lease, are not modified, altered, deleted or amended unless specifically modified, altered, deleted or amended in this Amendment.

2.                                      Article 2 “Lease Grant” is amended to read as follows:

“Lease Grant.”  Upon the terms, provisions and conditions hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises (Suites 1010, 1015, 1040, 1200 and 1300) reflected on the floor plans set forth in Exhibit A-Fifth Amendment attached hereto and incorporated herein for all purposes (the “Leased Premises”), in the office complex known as Austin Centre, consisting of a 16 story office building, containing a total of approximately 360,058 rentable square feet (the “Building”), constructed on the land described in Exhibit B-First Amendment (the “Land,” said Building and Land being collectively referred to herein as the “Austin Centre”), together with the use of the common areas of the Austin Centre, including elevator, stairwells, and parking facilities as hereinafter stated.

3.                                      Article 3A “Term” is amended to read as follows:

A.                                    Term.  This Lease shall govern the relationship between Landlord and Tenant with respect to the Premises from the Effective Date through the last day of the Term specified in Section 1.F (the “Expiration Date”).

4.                                      Article 3C “Early Access” and Article 3D “Early Termination” are deleted in their entirety.

5.                                      Article 4A “Payments” is amended to read as follows:

A.                                    Payments.  As consideration of this Lease, commencing on the Commencement Date, Tenant shall pay Landlord, without any demand, setoff or deduction, the total amount of Base Rent, Tenant’s Pro Rata Share of the Operating Expenses (defined in Section 4.D) and all other sums payable by Tenant under this Lease (all of which are sometimes collectively referred to as “Rent”).  Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law.  The monthly Base Rent and the OE Payment shall be due and payable in advance on the first day of each calendar month without notice or demand.  All other items of Rent shall be due and payable by Tenant on or before 30 days after billing the Landlord.  All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord.  If the Term commences on a day other than the first day of a calendar month, the monthly Base Rent and the OE Payment for the month shall be prorated on a daily basis based on a 360 day calendar year.  Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due.  No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept such check or payment without such acceptance being considered a waiver of any rights such party may have under this Lease or applicable Law.  Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.  Rent (defined in Section 4.A.) is payable to the order of WTCC Austin Investors V, L.P., at the following address, 3587 Paysphere Circle, Chicago, Illinois  60674, LockBox No. 3587, or by wire transfer to Bank of American, ABA# 071000505, Account No. 5801056457 for further credit to WTCC Austin Investors V, L.P., clearing account, Lehman Brothers Bank FSB as secured party, Tenant: NetSpend Corporation.

6.                                      The Landlord and Tenant agree that as to those Operating Expenses set forth in Article 4D of the Original Lease, which are controllable expenses, as hereinafter defined, any increase in controllable Operating Expenses for a calendar year shall not exceed five percent (5%) of the total controllable Operating Expenses of the prior year (the “Controllable Expense Cap”).  The Landlord and Tenant stipulate and agree that expenses that the Landlord does not have the ability to control through the exercise of sound business judgment, including the following expenses are not controllable expenses, and thus are excluded from controllable Operating Expenses and are not subject to the Controllable Expense Cap, to-wit:

(i) taxes of every type and nature including, but not limited to, ad valorem taxes and franchise taxes;

(ii) insurance of every kind and nature including, but not limited to, fire and extended coverage and liability insurance; and

(iii) utility expenses of every kind and nature including, but not limited to, electricity, natural gas, water and wastewater and solid waste removal.

7.                                      Tenant Improvements.  Exhibit D to the Original Lease, is deleted in its entirety and Exhibit D — Fifth Amendment is substituted in place of Exhibit D.  Landlord shall make Building Standard Tenant Improvements to the Leased Premises under the terms and conditions set forth in Exhibit D — Fifth Amendment.  When used in this Lease, “Building Standard” shall mean those construction materials, fixtures and items of a similar kind, charter and quality, customarily and historically used by the Landlord during the two year period preceding the commencement of the applicable Tenant Improvements hereunder in the construction of Tenant Improvements for tenants in the Building.  No improvements shall be made except pursuant to plans and specifications approved in writing by Landlord, which approval may not be unreasonably withheld or delayed..

8.                                      Exhibits A-1, A-2 to the Original Lease are deleted in their entirety and Exhibit A — Fifth Amendment is substituted in place of Exhibits A-1 and A-2.

9.                                      Exhibit E to the Original Lease is deleted in its entirety and Exhibit E-Fifth Amendment is substituted in place of Exhibit E.

10.                               Exhibit F “Option to Extend” to the Original Lease is deleted in its entirety and Exhibit F — Fifth Amendment “Renewal Option” is substituted in place of Exhibit F.

11.                               Exhibit G “Preferential Right of Lease” to the Original Lease is deleted in its entirety and Exhibit G — Fifth Amendment “Expansion Option” is substituted in place of Exhibit G.

12.                               Exhibit J — First Amendment “Right of First Refusal” and Exhibit K — First Amendment “Right of First Offer” attached hereto and incorporated herein by reference for all purposes.

13.                               Effective 12:59 p.m., local Austin, Texas time on November 30, 2011, the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Supplemental Letter Agreement are terminated and from and after that date the terms and conditions thereof shall have no further force and effect.

14.                               HVAC is available and will be provided 24x7x365 in accordance with the terms of and at the rates set forth in the Lease.

15.                               14.                             Miscellaneous.

(a)                                 Counterparts.  This Fifth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts shall constitute one and the same agreement.  The signature of each party to this Fifth Amendment is not required to appear on each counterpart of this Fifth Amendment, provided that each party to this Fifth Amendment has executed at least one counterpart of this Fifth Amendment.  In making proof of this Fifth Amendment it will not be necessary to account for or produce each executed counterpart of this Fifth Amendment.

(b)                                 Entirety and Controlling Agreement.  This Fifth Amendment and the exhibits attached hereto, in conjunction with the Original Lease and the exhibits attached thereto which have not expressly been deleted by this Amendment, embodies the entire agreement between Tenant and Landlord.  Except as expressly set forth herein, nothing in this Fifth Amendment modifies or amends the provisions of the Original Lease.  However, in the event of an irreconcilable conflict or inconsistency between the provisions of the Original Lease and the provisions of this Fifth Amendment, the provisions of this Fifth Amendment shall control.

(c)                                  Broker.  Tenant and Landlord each represents and warrants that (i) it has dealt with, and only with, T. STACY & ASSOCIATES, INC. as Landlord’s broker in connection with this Fifth Amendment and OXFORD COMMERCIAL as Tenant’s Broker in connection with this fifth Amendment and (ii) insofar as it knows, no other broker(s) negotiated this Fifth Amendment or is entitled to any commission in connection herewith.  Tenant shall indemnify and hold harmless Landlord from and against all claims (and costs of defending and investigating such claims) of any other broker(s) or similar parties claiming under Tenant in connection with this Fifth Amendment.  Landlord shall indemnify and hold Tenant harmless from and against all claims (and costs of defending and investigating such claims) of any other broker(s) or similar parties claiming under Landlord in connection with this Fifth Amendment.  Landlord agrees that pursuant to a separate written agreement, Landlord agrees to pay a commission to Oxford Commercial.  For the purpose of computing a commission, the amount of the estimated annual operating expense at 95% gross up for 2011 is $13.60 per rentable square feet.

EXECUTED on the date first stated herein, to be effective as of the Effective Date stated herein.

(Signature on next page).

LANDLORD:

WTCC AUSTIN INVESTORS V, L.P.,
a Delaware limited partnership

By:	WTCC Austin Mezz GP V, L.L.C.,
a Delaware limited liability company,
its General Partner

	By:	WTCC Austin Mezz V, L.P.,
a Delaware limited partnership,
its Sole Member

		By:	WTCC Austin GP V, L.L.C.,
a Delaware limited liability company,
its General Partner

			By:	Walton TCC Austin Holdings V, L.L.C.,
a Delaware limited liability company,
its Sole Member

				By:	Walton Street Real Estate Fund V, L.P.,
a Delaware limited partnership,
its Managing Member

					By:	Walton Street Managers V, L.P.,
a Delaware limited partnership,
its General Partner

						By:	WSC Managers V, Inc.,
a Delaware corporation,
its General Partner

							By:	/s/ Douglas Welker
							Name:	Douglas J. Welker
							Title:	Vice President

TENANT:

NETSPEND CORPORATION,
a Delaware corporation

By:	/s/ George Gresham
Name:	George Gresham
Title:	Chief Financial Officer

The following Schedules and Exhibits have been omitted from this Exhibit:

Exhibit A – Fifth Amendment (Floor Plans)

Exhibit B – Fifth Amendment (Land)

Exhibit D – Fifth Amendment (Tenant Improvements – Work Letter)

Exhibit E – Fifth Amendment (Parking)

Exhibit F – Fifth Amendment (Renewal Option)

Exhibit G – Fifth Amendment (Expansion Option)

Exhibit J – Fifth Amendment (Right of First Refusal)

Exhibit K – Fifth Amendment (Right of First Offer)

The registrant will furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon the request of the Commission.